SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ x ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                        FIRST ALLEN PARISH BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                                                 March 31, 1999



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Allen Parish Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., Oakdale, Louisiana time on April 30, 1999 at the Company's main office located at 222 South 10th Street, Oakdale, Louisiana 71463.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the 1997 financial performance and operations of the Company.

         An important aspect of the Annual Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of independent auditors of the Company for the fiscal year ending December 31, 1999. The Board of Directors unanimously recommends that you vote for each of the proposals.

         I encourage you to attend the Annual Meeting in person. Whether or not you attend the Annual Meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the Annual Meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                   Sincerely,


                               /s/ Charles L. Galligan
                                   -------------------
                                   Charles L. Galligan

                                   President and Chief Executive Officer

                        FIRST ALLEN PARISH BANCORP, INC.
                              222 South 10th Street
                            Oakdale, Louisiana 71463
                                 (318) 335-2031

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 30, 1999

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Allen Parish Bancorp, Inc. will be held at the Company's main office, located at 222 South 10th Street, Oakdale, Louisiana at 2:00 p.m., Oakdale, Louisiana time, on April 30, 1999.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The  election of two  directors of the Company for three year terms;
         2. The ratification of the appointment of Kolder, Champagne, Slaven & Rainey, LLC as the auditors of the Company for the fiscal year ending December 31, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 22, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.
                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              ---------------------------------
                                              Leslie A. Smith
                                              Secretary
Oakdale, Louisiana
March 31, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                        First Allen Parish Bancorp, Inc.
                              222 South 10th Street
                            Oakdale, Louisiana 71463
                                 (318) 335-2031

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 30, 1999

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Allen Parish Bancorp, Inc. (the "Company"), the holding company of First Federal Savings and Loan Association of Allen Parish (the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office, located at 222 South 10th Street, Oakdale, Louisiana on April 30, 1999, at 2:00 p.m., Oakdale, Louisiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 31, 1999.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of Kolder, Champagne, Slaven & Rainey, LLC as independent auditors of the Company for the fiscal year ending December 31, 1999.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of Kolder, Champagne, Slaven & Rainey, LLC as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked ABSTAIN.

         Any other matters that may be brought before the Annual Meeting will be determined by majority of the votes cast, without regard to broker non-votes, or any proxies as to which a stockholder abstains. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Leslie A. Smith, Secretary, First Allen Parish Bancorp, Inc., 222 South 10th Street, Oakdale, Louisiana 71463.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on March 22, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 266,622 shares of Common Stock issued and outstanding. The following table sets forth information as of March 22, 1999 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the Common Stock and of all directors and executive officers of the Company and the Association as a group.

                                                                                     Shares
                                                                                  Beneficially         Percent
                Beneficial Owner                                                     Owned             of Class
-----------------------------------------------                                      -----             --------

First Allen Parish Bancorp, Inc.
  Employee Stock Ownership Plan (1)
222 South 10th Street
Oakdale, Louisiana 71463                                                              21,160             8.00%

Jonathan Brooks
950 Third Avenue, 20th Floor
New York, New York 10022                                                              25,600             9.94%

Directors and executive officers of the Company
  and the Association as a group (7 persons)                                          74,029(2)         27.77%

(1) The amount reported represents all shares held by the Employee Stock Ownership Plan ("ESOP"), of which 4,761 shares have been allocated to accounts of participants. First Bankers Trust Company, N.A. of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above includes 8,993 options to purchase shares of Common Stock granted under the Company's 1998 Stock Option and Incentive Plan and 10,580 awards of shares of restricted Common Stock under the Company's Recognition and Retention Plan ("RRP") to directors and executive officers of the Company. The amount above excludes options which do not vest within 60 days of March 22, 1999. Ms. Betty Jean Parker, the Treasurer and Chief Financial Officer of the Company, is the beneficial owner of 3,702 shares, or 1.4%, of the shares outstanding, including 1,058 stock options and -0-shares of restricted stock and 660 shares allocated to the individual account of Ms. Parker under the Association's Employee Stock Ownership Plan.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Association. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                           Shares of
                                                                                         Common Stock
                                                                                         Beneficially
                       Age at                                                              Owned at
                    December 31,   Positions Held         Director     Current Term        March 22,       Percent
       Name             1998        with the Bank         Since (1)      to Expire          1999(2)       Of Class
       ----             ----      -----------------       ---------      ---------          -------       --------
                                 BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Dr. James D. Sandefur     57     Chairman of the Board      1989           1999            12,908(3)         4.84%
Leslie A. Smith           66     Corporate Secretary and    1993           1999             7,645(3)         2.87%
                                 Director

                                 DIRECTORS CONTINUING IN OFFICE
Jesse Boyd, Jr.           74     Director                   1962           2001            12,645(3)         4.74%
James E. Riley            74     Director                   1962           2001             7,645(3)         2.87%
Charles L. Galligan       58     President and Chief        1991           2000            16,839(4)         6.32%
                                 Executive Officer,
                                 and Director
J.C. Smith                68     Director                   1995           2000            12,645(3)         4.74%

-------------------------------

(1)      Includes service as a director of the Association.
(2) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power.
(3) Includes 1,058 stock options and 1,587 shares of restricted stock for each of Directors Boyd, Riley, Sandefur, J.C. Smith and
         Leslie A. Smith.
(4) Includes 2,645 stock options and 2,645 shares of restricted stock for Mr. Galligan. Also includes 1,549 shares allocated to the individual account of Mr. Galligan under the Association's employee stock ownership plan.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Dr. James D. Sandefur. Dr. Sandefur has served as Chairman of the Board since January 1996. Dr. Sandefur was a practicing optometrist, and was the owner of the Vision Clinic located in Oakdale, Louisiana, from March 1968 until June 1996. Dr. Sandefur is presently semi-retired and works as a consultant for the Vision Clinic, Oakdale, Louisiana.

         Leslie A. Smith. Mr. Smith was the principal of the Oakdale Elementary School until his retirement in 1997.

         Jesse Boyd, Jr. Mr. Boyd is the owner and president of Boyd Buick-Cadillac-Chevrolet-Pontiac-Olds-GMC, Inc., a car dealership, and Boyd Oil Company, a bulk oil distributorship, located in Oakdale and Glenmora, Louisiana, respectively.

         James E. Riley. Mr. Riley owned and operated a pharmacy in Oberlin, Louisiana until his retirement in 1990.

         Charles L. Galligan. Mr. Galligan has served as the President and Chief Executive Officer since joining the Association in 1991. In these capacities, he is responsible for overseeing the day to day operations of the Association.

         J. C. Smith. Mr. Smith's principal business is farming. He is also involved in J.C. Smith & Sons, Partnership, a farming operation, and J. C. Smith & Sons Auto and Home Service Center, a retail hardware store, both located in Oberlin, Louisiana.

Executive Officers Who Are Not Directors

         Executive officers of the Company and the Association are elected annually by the Board of Directors of the Company and the Association, respectively. The business experience of the executive officer of the Company and the Association who is not also a director is set forth below.

         Betty Jean Parker. Mrs. Parker, age 54, is the Treasurer and Chief Financial Officer of the Company. Until June 1996, Mrs. Parker was also Corporate Secretary of the Association. Mrs. Parker is responsible for the supervision of the accounting department and reporting to the regulatory authorities.

Ownership Reports by Officers and Directors

         The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, or 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended December 31, 1998.

Meetings of the Board of Directors and Committees

         The Board of Directors met four times during the year ended December 31, 1998. During fiscal 1998, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The  Company  formed  standing  Audit,   Nominating  and   Compensation
Committees in connection with its organization in June 1996.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Sandefur, Riley and Leslie A. Smith. The Company's Audit Committee met one time in fiscal 1998.
                                        5

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the
Board members who are not up for election. The Nominating Committee met one time during fiscal 1998.

         The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this Committee are Directors Sandefur, Riley and Boyd. The Compensation Committee did not meet in fiscal 1998.

Director Compensation

         The Company pays directors a fee of $3,000 per annum, payable quarterly. Additionally, during fiscal 1998, all outside directors of the Association received a fee of $650 per month for serving on the Board of Directors. Directors do not receive any additional fees for attending special board meetings or for participation on committees.

         Stock Benefit Plans. Following approval by the Company's stockholders at the Annual Meeting of Stockholders held on April 30, 1998, each director of the Company who is not a full-time employee (5 persons) received an option to purchase 2,645 shares of Common Stock under the Company's 1998 Stock Option and Incentive Plan and an award of 1,587 shares of restricted stock under the Company's Recognition and Retention Plan.

         Director Deferred Fee Agreement. In December 1993, the Association developed and offered a deferred compensation plan to the members of the board. Director Sandefur was the only director who elected to enter into an unfunded deferred compensation agreement pursuant to this program. Under the agreement, Dr. Sandefur has elected to defer 100% of his director fees until he reaches age 59-1/2. Upon reaching that age, Dr. Sandefur receives the total amount of deferred fees, plus interest, in a lump sum payment. In the event of Dr. Sandefur's disability or death, the total amount of deferred fees plus interest would be paid to Dr. Sandefur or his beneficiaries in a lump sum payment. In the event the Association is acquired by another company, the agreement automatically terminates, and the deferred fees plus interest are payable in a lump sum.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Association for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Association.

         The following table sets forth the compensation paid or accrued by the Association for services rendered by Charles L. Galligan, the President and Chief Executive Officer of the Association. No other executive officer earned in excess of $100,000 during fiscal year 1998, 1997 or 1996.

                           SUMMARY COMPENSATION TABLE
                                                                               Long-Term Compensation
                                             Annual Compensation(1)                    Awards
                                      -----------------------------------   --------------------------
                                                                 Other
                                                                Annual      Restricted Stock  Options/      All Other
    Name and Principal      Fiscal     Salary      Bonus     Compensation       Award(s)        SARs       Compensation
          Position           Year       ($)         ($)         ($)(1)            ($)           (#)           ($) (4)
==========================================================================================================================
Charles L. Galligan,         1998     $54,923     $15,000        $---          $12,961(2)    6,613(3)        $15,087
President and Chief          1997     $54,000     $10,000        $---            ---(2)        ---(3)        $16,500
Executive Officer            1996     $54,000     $10,000        $---            ---(2)        ---(3)        $10,942
--------------------

(1) Mr. Galligan did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

(2) Based upon approximately 529 shares of restricted stock which vested in fiscal 1998. On April 30, 1998, pursuant to the Company's Recognition and Retention Plan, Mr. Galligan was awarded 2,645 shares of restricted stock. The market value per share of the Common Stock was $24.00 on the date of the grant. Such awards vest in equal installments at a rate of 20% per year beginning on April 30, 1998, the date of grant, unless otherwise determined by the Board. Awards will be 100% vested upon termination of employment due to death or disability, or following a change of control. The aggregate value of the 2,645 shares of restricted stock awarded to Mr. Galligan, including both vested and unvested shares, as of December 31, 1998 was $44,965, based upon the most recent sale price per share known to the Company of $17.00 per share on December 28, 1998.

(3) On April 30, 1998, pursuant to the Company's Stock Option Plan, Mr. Galligan was awarded options to purchase 6,613 shares of Common Stock. Such options vest in equal installments at a rate of 20% per year commencing on the date of grant. The exercise price of such options is $24.00, the fair market value of the underlying shares on April 30, 1998, the date of grant.

(4) In 1998 includes $3,000 of Company board fees, and $12,087 contributed under the Association's Employee Stock Ownership Plan. In 1997 includes $3,000 of Company board fees, and $13,500 contributed under the Association's Employee Stock Ownership Plan. Includes $500 of Company board fees, $2,342 contributed under the Association's Employee Stock Ownership Plan and $8,100 contributed under the Association's Profit Sharing Plan in 1996.

Stock Options

         The Board of Directors of the Company has adopted the Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Association and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the "Committee"). The Stock Option Plan authorizes the grant of stock options equal to 26,450 shares of Common Stock. The Stock Option Plan provides, among other things, for the grant of options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, and options that do not so qualify ("nonstatutory options"). For information regarding options granted to directors under the Stock Option Plan, see "Director Compensation--Stock Benefit Plans," herein. Options must be exercised within 10 years from the date of grant. The exercise price of the options must be at least 100% of the fair market value of the underlying Common Stock at the time of the grant.

         Set forth below is information relating to options granted under the Stock Option Plan to the named executive officer during the year ended December 31, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants

                                                            Percent of Total Options
                                                             Granted to Employees in    Exercise or Base     Expiration
               Name                    Options Granted               FY 1998                  Price             Date
----------------------------------- ----------------------  --------------------------  -----------------  --------------
Charles L. Galligan                         6,613                     71.4%                  $24.00          April 30,
                                                                                                                2008

         Set forth below is certain additional information concerning options outstanding to the named executive officer at December 31, 1998. No options were exercised during fiscal 1998.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                     Number of Unexercised      Value of Unexercised In-
                                                                           Options at             The-Money Options at
                              Shares Acquired         Value             Fiscal Year-End               Year-End (1)
           Name                Upon Exercise        Realized       --------------------------  --------------------------
                                                                   Exercisable/Unexercisable   Exercisable/Unexercisable
                                                                              (#)                         ($)
---------------------------  -----------------  -----------------  --------------------------  --------------------------
Charles L. Galligan                 --                 $--                1,323/5,290                  $-0-/$-0-

------------------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 1998, and assuming the fair market value on that date was $17.00 per share which was equal to the most recent sale price per share of Common Stock known to the Company of $17.00 per share on December 31, 1998.

Employment Agreements

         The Association entered into an employment agreement effective upon consummation of the Association's conversion to a stock institution, with Charles L. Galligan, the Association's President and Chief Executive Officer, providing for a term of three years. The contract provides for payment to the employee for the remaining term of the contract unless the employee is terminated "for cause."

         The employment agreement for Mr. Galligan provides for an annual base salary as determined by the Board of Directors, but not less than the employee's current salary. Mr. Galligan's base salary (exclusive of director fees and bonuses) was $54,923 in fiscal 1998. So long as the contract remains in force, salary increases will be reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Association.

         In the event there is a change in control of the Company or the Association, as defined in the agreement, if employment terminates involuntarily in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of Mr. Galligan's base amount of compensation as defined in the Code. Assuming a change in control were to take place as of December 31, 1998, the aggregate amounts payable to Mr. Galligan pursuant to this change in control provision would be approximately $164,220.

         The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Association after its Conversion.

         The Association has also entered into an employment agreement with Betty Jean Parker, as Treasurer and Chief Financial Officer. The agreement provides for a term of three years and a change of control payment equal to 299% of Ms. Parker's base amount of compensation, and is otherwise similar to the employment agreement with Mr. Galligan.

Benefit Plans

         General.   First  Federal  currently  provides  health  care  benefits, including medical and disability, subject to certain deductibles and copayments by employees, a retirement plan and group life insurance to its employees.

         Profit Sharing Plan. The Association maintains a Profit Sharing Plan which is a qualified, tax-exempt profit sharing plan with a salary deferred feature under Section 401(k) of the Internal Revenue Code. All employees who have attained age 21 and have completed one year of employment during which they worked at least 1,000 hours are eligible to participate. The Association's contribution to the plan for each plan year is a sum that the Association, by action of the Board of Directors, authorizes in its discretion (so long as the contribution, along with the employee's voluntary contribution for any plan year does not exceed the maximum amount permissible under Section 415(c) of the Code.) Association contributions and plan forfeitures are allocated among plan participants in the proportion that the compensation of each participant bears to the total compensation of all participants.

         Under the plan, participants are permitted to make salary reduction contributions equal to a percentage of up to 10% of compensation. All employee contributions and earnings thereon are fully and immediately vested. If a participant's employment is terminated, voluntarily or involuntarily, for any reason other than death, disability or attainment of the normal retirement age of 65 or later, the participant's interest in the Association contributions vests at the rate of 20% per year beginning after completion of three years of service with full vesting occurring after seven years of service. A participant may withdraw employee after-tax voluntary contributions at any time, but may only withdraw Association contributions (including pre-tax salary reduction contributions) in the event the participant suffers a financial hardship, termination of employment, death, disability, retirement, or the attainment of age 59 1/2.

         Contributions under the plan are invested under a group annuity contract with a life insurance company. Contributions under the group annuity contract are invested in the insurance company's general fund which is made up of fixed income investments such as mortgages and bonds.

         Plan benefits will be paid to each participant as an annuity, in lump sum or installments, at the participant's election. For the fiscal year ended December 31, 1998, the Association did not contribute to the Profit-Sharing Plan.

Indebtedness of Management

         The Association has followed a policy of granting loans, including loans secured by one- to four-family real estate, to officers, directors and employees. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Federal law and regulation generally requires that all loans to executive officers and directors be made on substantially the same terms and conditions comparable to those for similar transactions with non-affiliates. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Still, the Association has adopted a policy that loans or extensions of credit to the Association's executive officers and directors are made at the same rates and terms as those offered to the general public. Such loans are approved by a majority of the independent, disinterested directors. Loans to all directors, executive officers, employees and their associates totaled $228,300 at December 31, 1998, which was approximately 6.1% of the Association's equity capital at that date and 4.8% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended December 31, 1998. All loans to directors and officers were performing in accordance with their terms at December 31, 1998 and do not in the opinion of management involve more than the normal risk of collectibility or present other unfavorable features.
                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1998 were Kolder, Champagne, Slaven & Rainey, LLC The Company's Board of Directors has reappointed Kolder, Champagne, Slaven & Rainey, LLC to continue as independent auditors for the Company for the fiscal year ending December 31, 1999, subject to ratification of such appointment by the stockholders. Representatives of Kolder, Champagne, Slaven & Rainey, LLC are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KOLDER, CHAMPAGNE, SLAVEN & RAINEY, LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 222 South 10th Street, Oakdale, Louisiana 71463 no later than December 3, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's By-laws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 90 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company. The notice must include certain information as specified in the Company's bylaws.
                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

Oakdale, Louisiana
March 31, 1999

                                 REVOCABLE PROXY
                        FIRST ALLEN PARISH BANCORP, INC.

     [X]  PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 1999

     The undersigned hereby appoints Charles L. Galligan and James E. Riley, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of First Allen Parish Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's main office, located at 222 South 10th Street, Oakdale, Louisiana, on April 30, 1999 at 2:00 p.m., Oakdale, Louisiana time and at any and all adjournments and postponements thereof.

     1. The election as directors of all nominees listed below (except as marked to the contrary):

          DR. JAMES D. SANDEFUR
          LESLIE A. SMITH

                 [   ] For      [   ] Withhold      [   ]  Except

     INSTRUCTION:To withhold authority to vote for any individual nominee, mark "Except"and write that nominee's name in the space provided below.


     2. The ratification of the appointment of Kolder, Champagne, Slaven &Rainey, LLC as auditors for the Company for the fiscal year ending December 31, 1999.

                 [   ] For      [   ] Against      [   ] Abstain

          In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

          THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THEMEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           The Board of Directors recommends a vote "FOR"the proposal and the election of the nominees listed above.

                         Please be sure to sign and date
                          this Proxy in the box below.

    Detach above card, sign, date and mail in postage paid envelope provided.

                        FIRST ALLEN PARISH BANCORP, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

         The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

  Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



                 PLEASE COMPLETE, DATE, SIGN ANDMAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                  ________________________________________
                                    Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above